SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                                (AMENDMENT NO. 1)

                   Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X] Preliminary Proxy Statement
[_] Confidential, For Use of the Commission Only
    (As Permitted by Rule 14a-6(e)(2))
[_] Definitive Proxy Statement
[_] Definitive Additional Materials
[_] Soliciting Material under Rule 14a-12

                         CIRMAKER TECHNOLOGY CORPORATION
             ------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

  ----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:_____________

(2) Aggregate number of securities to which transaction applies:________________

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):____________________________________

(4) Proposed maximum aggregate value of transaction:____________________________

(5) Total fee paid:_____________________________________________________________

[_] Fee paid previously with preliminary materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount Previously Paid:_____________________________________________________

(2) Form, Schedule or Registration Statement No.:_______________________________

(3) Filing Party:_______________________________________________________________

(4) Date Filed:_________________________________________________________________

                         CIRMAKER TECHNOLOGY CORPORATION

                              --------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                              --------------------

                                                 August __, 2005

To all Stockholders of Cirmaker Technology Corporation:

     Notice is hereby given that the annual meeting of stockholders of Cirmaker Technology Corporation, a Nevada corporation (the "Company"), will be held at No. 8, Lane 377 Chung Cheng Road, Feng Yeh Li, Yang Mei, Taoyuan 326, Taiwan R.O.C. on August ___, 2005, beginning at 10:00 a.m. local time. The annual meeting will be held for the following purposes:

     1.   To elect three directors;

     2. To approve a reverse stock split of the Company's common stock in the range of 1-for-4 to 1-for-10, to be made at the discretion of the Company's board of directors at any time during the period from August ___, 2005 to August ___, 2006;

     3. To consider and vote upon a proposal to amend the articles of incorporation to limit the liability of, and provide indemnification for, the Company's directors and officers;

     4. To consider and vote upon a proposal to amend the articles of incorporation to increase the Company's number of authorized shares of common stock from 100,000,000 to 250,000,000;

     5. To ratify an amendment to the Company's articles of incorporation to change the Company name to Cirmaker Technology Corporation;

     6.   To ratify the sale of wrestling ring and related assets;

     7.   To consider and vote upon the ratification of the 2005 Stock Plan;

     8. To ratify the appointment of Child, Sullivan & Company as the Company's accountants for the 2005 fiscal year; and

     9. To transact such other business as may properly come before the meeting or any adjournments of the meeting.

     August __, 2005 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the annual meeting or adjournments, and only stockholders of record at the close of business on that date are entitled to notice and to vote at the annual meeting.

     We hope that you will use this opportunity to take an active part in the Company's affairs by voting on the business to come before the annual meeting either by executing and returning the enclosed proxy card, by voting by the Internet or by casting your vote in person at the annual meeting.

     Stockholders unable to attend the annual meeting in person are requested to date and sign the enclosed proxy card or to vote via the Internet, as promptly as possible. A stamped envelope is enclosed for your convenience. If a stockholder receives more than one proxy card because he or she owns shares registered in different names or addresses, each proxy card should be completed and returned.

     BY ORDER OF THE BOARD OF DIRECTORS OF THE COMPANY,


     BILL LIAO
     Chairman, Chief Executive Officer and President

                         CIRMAKER TECHNOLOGY CORPORATION

                                 No. 8, Lane 377
                                Chung Cheng Road
                                   Feng Yeh Li
                                    Yang Mei
                                   Taoyuan 326
                                     Taiwan
                                     R.O.C.

           ----------------------------------------------------------

                                 PROXY STATEMENT

           ----------------------------------------------------------

                               GENERAL INFORMATION

PROXY SOLICITATION

     This proxy statement is being first mailed on or about August ___, 2005, to stockholders of Cirmaker Technology Corporation (the "Company") by the board of directors to solicit proxies for use at the annual meeting of stockholders to be held at No. 8, Lane 377 Chung Cheng Road, Feng Yeh Li, Yang Mei, Taoyuan 326 Taiwan R.O.C. on August ___, 2005 beginning at 10:00 a.m. local time or any adjournments to the meeting for the purposes set forth in the accompanying notice of annual meeting.

     Proxies for use at the meeting are being solicited by the Company's board of directors and will be solicited chiefly by mail. In addition to the solicitation of proxies by mail, directors, officers and regular employees may communicate with stockholders personally or by mail, telephone, telegram, or otherwise for the purpose of soliciting proxies, but no additional compensation will be paid to any of these persons for solicitation. The cost of soliciting proxies, including expenses in connection with preparing and mailing this proxy statement, will be borne by the Company. In addition, the Company will reimburse banks, brokers and other nominees for their reasonable out-of-pocket expenses in forwarding soliciting material to beneficial owners of shares held of record by these persons.

     Only one proxy statement is being delivered to two or more security holders who share an address unless the Company has received contrary instruction from one or more of the security holders. The Company will promptly deliver upon written or oral request a separate copy of the proxy statement to a security holder at a shared address to which a single copy of the document was delivered. If you would like to request additional copies of the proxy statement, or if, in the future, you would like to receive multiple copies of proxy statements, information statements or annual reports, or if you are currently receiving multiple copies of these documents and would, in the future, like to receive only a single copy, please so instruct Hong Juin (Grace) Chang, the Company's Secretary, by writing to Ms. Chang at No. 8, Lane 377 Chung Cheng Road, Feng Yeh Li, Yang Mei, Taoyuan 326, Taiwan R.O.C.

REVOCABILITY AND VOTING OF PROXY

     A form of proxy for use at the annual meeting and a return envelope for the proxy are enclosed. You may also vote your shares over the Internet or by telephone. If the Internet and telephone voting are available to you, you can find voting instructions in the materials accompanying this proxy statement. The Internet and telephone voting facilities will close at 8:00 p.m. E.S.T., August, ___ 2005 (8:00 a.m. Taiwan time, August, ___ 2005). Please be aware that if you vote over the Internet, you may incur costs such as telephone and Internet access charges for which you will be responsible.

     Stockholders may revoke the authority granted by their execution of proxies at any time before their effective exercise (i) by filing with the Company's Secretary a written notice of revocation or a duly executed proxy bearing a later date; (ii) by voting in person at the meeting; or (iii) through the Internet or telephone. Shares of common stock represented by executed and unrevoked proxies will be voted in accordance with the choice or instructions specified. If no specifications are given, the proxies solicited by the board of directors will be voted "FOR" the election of directors referred to in paragraph 1, the approval of the reverse stock split referred to in paragraph 2, the approval of the amendment to the Company's articles of incorporation to limit the liability of, and provide indemnification for, our directors and officers referred to in paragraph 3, the approval of the amendment to the Company's articles of incorporation to increase the number of authorized shares of common stock referred to in paragraph 4, the approval of the amendment to the Company's articles of incorporation to change the name of the Company to Cirmaker Technology Corporation referred to in paragraph 5, the approval of the 2005 Stock Plan referred to in paragraph 6 of the notice, and the ratification of Child, Sullivan & Company referred to in paragraph 7 of the notice, as the Company's independent auditors for the 2005 fiscal year, and such other matters as may duly come before the meeting.

RECORD DATE AND VOTING RIGHTS

     July, ___ 2005 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the annual meeting, and any adjournments. As of the record date, there were ___________ shares of the Company's common stock issued and outstanding. A majority of the shares entitled to vote, present in person or represented by proxy, will constitute a quorum at the meeting. With respect to the tabulation of proxies for purposes of constituting a quorum, abstentions and broker non-votes are treated as present.

     Each share of common stock issued and outstanding on the record date is entitled to one vote on any matter presented for consideration and action by the stockholders at the annual meeting. A plurality of the votes present in person or represented by proxy at the annual meeting, entitled to vote and voting on the election of directors, is necessary to elect the directors. The affirmative vote of the holders of a majority of the shares represented either in person or by proxy at the annual meeting, assuming that a quorum is present, is required for the proposals referred to in paragraphs 2, 3, 4, 5, 6 and 7 of the accompanying notice of annual meeting.

     Under the Nevada Revised Statutes, stockholders do not have any rights of appraisal or similar rights of dissenters with respect to any of the proposals set forth in this proxy statement.

INTEREST OF OFFICERS AND DIRECTORS IN MATTERS TO BE ACTED UPON

     None of the Company's officers or directors have any interest in any of the matters to be acted upon, except to the extent that a director is named as a nominee for election to the board of directors.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information relating to the beneficial ownership of our common stock by (a) any person who is known to us to be the beneficial owner of more than five percent of our common stock, (b) each director and each of the named executive officers, and (c) the directors and executive officers as a group as of December 31, 2004.

        NAME OF STOCKHOLDER        NUMBER OF SHARES       PERCENTAGE OF CLASS
     -------------------------     ----------------       -------------------
     Bill Liao                       4,082,858(1)                14.9%

     Hong Juin (Grace) Chang         4,082,858(1)                14.9%

     Shiu-Li (Lilly) Ku                300,000(2)                 1.1%


                                       2


     William Chen                    2,000,000(3)                 7.3%

     Shih-Tang (Peter) Liao            600,000(4)                 2.2%

     Directors and officers as       6,982,858(1)-(4)            25.5%
     a group (5 persons)

---------------

     (1) Includes 3,282,855 shares that are held of record by Bill Liao, Ms. Chang's husband. These shares are deemed to be beneficially owned by Ms. Chang. Ms. Chang disclaims beneficial ownership of such shares. Also includes 800,000 options held by Mr. Liao and 800,000 options held by Mrs. Chang that are currently exercisable and deemed beneficially owned by each such person.

     (2) Consists of options to purchase 300,000 shares of the issuer's common stock that are currently exercisable and deemed beneficially owned by such person.

     (3) Consists of options to purchase 2,000,000 shares of the issuer's common stock that are currently exercisable and deemed beneficially owned by such person.

     (4) Consists of options to purchase 600,000 shares of the issuer's common stock that are currently exercisable and deemed beneficially owned by such person.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

     Three directors are to be elected at the annual meeting. Unless otherwise specified, the enclosed proxy will be voted in favor of the persons named below to serve until the next annual meeting of stockholders and until their successors shall have been duly elected and shall qualify. Each of the directors are incumbent directors. If any of these nominees are unable to serve as a director, the shares represented by the proxy will be voted for the person, if any, who is designated by the board of directors to replace the nominee. All nominees have consented to be named and have indicated their intent to serve if elected. The board of directors has no reason to believe that any of the nominees will be unable to serve or that any vacancy on the board of directors will occur.

     The nominees, their ages, the year in which each first became a director and their principal occupations or employment during at least the past five years are:

Nominee                     Business Experience
-------                     -------------------

Bill Liao                   Bill Liao received his B.S. degree in Mechanical
Director since              Engineering from Nan-Kai Institute of Technology.
March 2003                  From 1977 through 1979 he attended the Chinese Air
Age 47                      Force Academy in the jet fighter pilot program. From
                            1979 through 1984 he served as a pilot in the Chinese Air Force. He has been employed at Cirmaker
                            Taiwan, our subsidiary, since 1984. He serves as the Chairman, Chief Executive Officer, President and as a director of the Company. Since 2002 he also studied in the MBA program at National Central
                            University. Mr. Liao is Mrs. Chang's husband. Mr.
                            Liao has significant experience in the electronics field having held several sales management positions in various electronics companies prior to co-founding Cirmaker with his wife Ms. Chang.

Hong Juin (Grace) Chang     Hong Juin (Grace) Chang has an MBA from National
Director since              Broadcast University. She co-founded Cirmaker with
March 2003                  her husband, Bill Liao, and has been employed at
Age 41                      Cirmaker Taiwan, our subsidiary, since 1984. She
                            serves as the Chief Financial Officer, General
                            Manager, Secretary, Treasurer and as a director of the Company. Mrs. Chang is Mr. Liao's wife.

Shiu-Li (Lilly) Ku          Shiu-Li (Lilly) Ku has a B.S. in Business Management
Director since              from Wan Long Institute of Technology. She is
March 2003                  employed by Cirmaker Taiwan, our subsidiary, where
Age 36                      she is the Vice President of Sales and Marketing.
                            She has been employed by Cirmaker Taiwan for the last five years and held the position of sales representative prior to becoming the Vice President of Sales and Marketing.

MANAGEMENT

     In addition to Mr. Liao, Ms. Chang and Ms. Ku, who are all both directors and members of our executive management team as described above, the following people are also a members of our executive management team.

     NAME                      AGE   POSITION
     ----                      ---   --------
     William Chen              55    Chief Development Officer, China Operations
     Shih-Tang (Peter) Liao    44    Vice General Manager

     WILIAM CHEN, who joined Cirmaker in January 2003, was named Chief Development Officer, China Operations in February 2004. In this new position, he heads up marketing and business development for Cirmaker's operations in the Peoples' Republic of China. Mr. Chen successfully started and ran businesses in import/export, metals and construction in Taiwan since 1978. Mr. Chen also co-founded and ran the Vancouver Telephone Company, a telecommunications business in Canada, which was subsequently acquired by a NASDAQ-listed company.

     SHIH-TANG (PETER) LIAO is the Vice General Manager of Cirmaker. For the past five years he has held various positions at Cirmaker mostly involving sales, marketing and business development. He was promoted to the position of Vice General Manager in 2000. Peter Liao is Bill Liao's brother.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Through December 31, 2004, our general manager and chief financial officer had advanced $621,538 to us for short-term working capital purposes. The advance is interest free, payable on demand and intended to remain outstanding for only a short period of time. The maximum borrowings from all related parties were $1,038,000 and $821,737 during the fiscal years 2004 and 2003, respectively.

     In a related party stock transaction occurring prior to the reverse acquisition of Cirmaker Taiwan, the Company sold 2,000,000 shares of our common stock to one individual, who is related to one of our affiliates. We sold these shares at $.10 per share for an aggregate price of $200,000.

COMMITTEES AND BOARD OF DIRECTOR MEETINGS

     The Company's business is managed under the direction of the board. The board meets on a regularly scheduled basis to act on matters requiring board approval. It also holds special meetings when an important matter requires action by the board between scheduled meetings. The board of directors held two meetings during fiscal year 2004 and acted by written consent in lieu of a meeting on one occasion. All board members attended each meeting.

     The Company does not have a standing audit, nominating or compensation committee or any committee performing a similar function. The Company does not have an audit committee charter, a nominating committee charter or compensation committee charter or policy or similar document. The Company intends to form an audit committee, a nominating committee and a compensation committee as soon hereafter as it is able to identify, and secure the services, of suitable candidates to fill such positions.

     The Company's entire board of directors participates in the director nomination process. The board of directors does not have a formal policy with regard to the consideration of any director candidates recommended by security holders. The entire board will consider any person nominated by securityholders who is reputable and who has experience in the industry in which the Company operates or business experience in general. The board will also consider the extent of any nominee's educational background in deciding whether to nominate a person for a directorship position. The Company does not pay any fee to third parties for helping the board to nominate or evaluate director candidates and the board does not obtain such services from any third party.

AUDIT COMMITTEE FINANCIAL EXPERT

     We do not currently have an Audit Committee Financial Expert. We intend to seek a qualified independent expert to become a member of the board of directors in 2005. Before retaining any such expert our board would make a determination as to whether such person is independent.

SECURITY HOLDER COMMUNICATION PROCESS

     The Company encourages its security holders to communicate directly with the board of directors regarding any issues, including financial issues, which may affect the Company. The process for contacting the board of directors is through writing to Hong Juin (Grace) Chang at the Company. Ms. Chang will raise any appropriate security holder concerns that she receives with the entire board of directors.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT

     Section 16(a) of the Exchange Act required the Company's executive officers and directors, and any person who beneficially owns more than ten percent of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based on its review of the copies of such forms received by the Company, we believe that during the year ended December 31, 2004, all such filing requirements applicable to its officers and directors were complied with.

CODE OF ETHICS

     On March 3, 2004, our board of directors adopted a code of ethics that our principal financial officer, principal accounting officer or controller and any person who may perform similar functions is subject to. We have filed the code of ethics as Exhibit 14 to the Annual Report on Form 10-KSB for the year ended December 31, 2003.

                             EXECUTIVE COMPENSATION

     The following table sets forth information concerning all cash and non-cash compensation awarded to, earned by or paid to Bill Liao the Company's Chief Executive Officer and the four most highly compensated officers other than the Chief Executive Officers, and up to two other executive officers, if any, who earned over $100,000 and was serving at the end of December 31, 2004 for services in all capacities to us.

                           SUMMARY COMPENSATION TABLE

                                 ANNUAL COMPENSATION                         LONG-TERM COMPENSATION
                                 -------------------                         ----------------------
                                                             AWARDS                    PAYOUTS
                                                             ------                    -------
                                                  Other                                          All
                                                  Annual     Restricted   Securities             Other
Name                                              Comp-      Stock        Underlying   LTIP      Compen-
And Principal                Salary               ensation   Awards       Options/     Payouts   sation
Position              Year   ($)      Bonus ($)   ($)        ($)          SARs(#)      ($)       ($)
-----------------     ----   ------   ---------   --------   ----------   ----------   -------   -------
Bill Liao             2004   56,075   0           0          0            0            0         1,781(b)
  Chief Executive     2003   56,075   0           0          0            800,000      0         1,781(b)
  Officer and         2002   56,075   0           0          0            0            0         1,781(b)
  President (a)

Hong Juin             2004   46,850   0           0          0            0            0         0
(Grace) Chang         2003   46,850   0           0          0            800,000      0         0
  General Manager     2002   46,850   0           0          0            0            0         0
  and Chief
  Financial Officer

William Chen          2004   0        0           0          0            0            0         0
  Chief Development   2003   0        0           0          0            2,000,000    0         0
  Officer - China     2002   0        0           0          0            0            0         0
  Operations

Shiu-Li (Lilly) Ku    2004   35,490   0           0          0            0            0         0
  Vice President      2003   35,490   0           0          0            300,000      0         0
  of Sales and        2002   35,490   0           0          0            0            0         0
  Marketing

Shih-Tang (Peter)     2004   45,000   0           0          0            0            0         0
Liao                  2003   45,000   0           0          0            600,000      0         0
  Vice General        2002   45,000   0           0          0            0            0         0
  Manager

-------------------------

(a) Bill Liao served as the Company's Chief Executive Officer from January 1, 2003 through September, 2003 and from February 2004 to the current date. Mr. Liao also serves as the President and Chief Executive Officer of Cirmaker Taiwan and has served in such capacity since its inception.

(b) This amount represents annual lease payments for a vehicle leased by Cirmaker Taiwan for use by Mr. Liao.

                     OPTION/SARS GRANTS IN LAST FISCAL YEAR

     There were no grants of stock options made during the year ended December 31, 2004 to the persons named in the Summary Compensation Table.

               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                      AND FISCAL YEAR-END OPTION/SAR VALUES

     The following table sets forth information with respect to unexercised stock options held by the persons named in the Summary Compensation Table at December 31, 2004. No stock options were exercised in 2004 by those persons.

                             Number of Unexercised        Value of Unexercised in-the-Money
                           Options at Fiscal Year-End       Options at Fiscal Year-End($)
                           --------------------------       -----------------------------
     Name                 Exercisable    Unexercisable      Exercisable    Unexercisable
     ----                 -----------    -------------      -----------    -------------
     Bill Liao               800,000          -0-               $0              $0

     Hong Juin               800,000          -0-               $0              $0
     (Grace) Chang

     William Chen          2,000,000          -0-               $0              $0

     Shiu-Li (Lilly) Ku      300,000          -0-               $0              $0

     Shih-Tang (Peter)       600,000          -0-               $0              $0
     Liao

COMPENSATION OF DIRECTORS

     All directors are reimbursed for out-of-pocket expenses in connection with attendance at board of director's and/or committee meetings.

NO EMPLOYMENT AGREEMENTS

     We do not have any written employment agreements with our executive officers. However, we may enter into written employment agreements in the future.

BENEFIT PLANS

     In 1999, Cirmaker Taiwan established an independent defined benefit retirement plan in accordance with the Taiwan Labor Standard Law promulgated by the President of the Republic of China on July 30, 1984 by Order of Hwa Zhong-I-Tze-No.14069 for all regular employees. Cirmaker Taiwan contributes the minimum required contribution coverage, 2% of salaries paid monthly to an account of the "Pension Fund Management Committee" with the Central Trust of China and expects to make the same minimum required contribution coverage percentage of 2% in 2004 and future years. The pension fund balances are not reflected in the Company's financial statements.

     Retirement benefits are based on prior salary history (pre-retirement prior six months average salary), plus years of credited service. For the period of credited service, 1-15 years, the plan participant earns two months of salary each year. After 15 years, the plan participant earns one month of salary each year, up to a total maximum of 45 months salary. Retirement benefits are generally paid out to employees as a lump sum payment. Voluntary retirement occurs if the employee attains age 55 and has worked for 15 years or when the employee has worked for more than 25 years.

VOTE REQUIRED

     The three nominees receiving the highest number of affirmative votes of the shares present in person or represented by proxy and entitled to vote for them, a quorum being present, shall be elected as directors. Only votes cast for a nominee will be counted, except that the accompanying proxy will be voted for all nominees in the absence of instruction to the contrary. Abstentions, broker non-votes and instructions on the accompanying proxy card to withhold authority to vote for one or more nominees will result in the respective nominees receiving fewer votes. However, the number of votes otherwise received by the nominee will not be reduced by such action.

THE BOARD OF DIRECTORS DEEMS "PROPOSAL NO. 1 - ELECTION OF DIRECTORS" TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL THEREOF.


                                 PROPOSAL NO. 2

                    APPROVAL OF PROPOSED REVERSE STOCK SPLIT

     Subject to the approval by the stockholders, the Company's board of directors has proposed a potential reverse stock split of the Company's common stock in the range of 1-for-4 to 1-for-10 at any time from ___________ ____, 2005 to _____________ ___, 2006. Thus, the board of directors would have the discretion to decide whether to effect a reverse stock split at all, when to effect a reverse split within the timeframe stated above, and the exchange ratio for the reverse split within the range stated above. The board of directors would also have discretion to select a record date and a date for the reverse exchange to take effect.

     A reverse stock split is an accounting adjustment that involves the altering of the number of shares outstanding. It is the opposite of a stock split and would result in a decrease in the number of outstanding shares of common stock. Generally, a reverse split is intended to result in a proportionate increase in the price of the stock on the date the reverse stock split becomes effective. Following the implementation of a reverse split, a company's share price will typically trade based on perception of the company's prospects, market conditions, and the multitude of factors that affect stock prices. There can be, of course, no assurance or guarantee that the share price of the Company would increase in proportion to the reverse split ratio or that any particular share price would be sustained.

     It is important to note that a reverse stock split, by itself, does not change the value of shares held. The Company's reverse split would be designed to reduce the number of shares outstanding to better align share count with the size of the Company and proportionately increase the market price of Company shares to put it in a trading range more popular with a broader set of institutional investors. The immediate effect of a reverse stock split on the Company's share price should be to increase our share price and, at the same time, reduce each stockholder's number of shares, thereby leaving each stockholder with the same total value he or she had before the reverse split.

     The determination by the board of directors whether or not to implement the reverse split, if approved by the stockholders, will be based upon a number of factors, including but not limited to market conditions, existing and expected trading prices for the Company's common stock, and the likely effect of business developments on the market price for the Company's common stock.

     The board of directors and management recognize that the fundamental drivers of stockholder value over time will be the financial performance of the Company. While reducing share count can help to highlight positive performance by resulting in greater earnings per share, it is not intended as a substitute for good performance and execution by the Company in the marketplace.

     The Company believes that the combination of increased investor visibility, the reduced number of shares better aligned to the size of the Company, and potentially lower transactions costs to investors will ultimately make Company's stock a more attractive stock for investors to consider owning.

     A 1-for-4 reverse stock split would decrease the number of outstanding shares of the Company's common stock from __________ shares to _________ shares. A 1-for-10 reverse stock split would decrease the number of outstanding shares of the Company's common stock from ____________ shares to ____________ shares.

     NO FRACTIONAL SHARES WILL BE ISSUED to any stockholder as a result of the exchange of his or her shares pursuant to the reverse stock split, AND NO CASH WILL BE PAID BY THE COMPANY FOR FRACTIONAL SHARES.

     If the exchange results in any fraction at all for a given stockholder, his or her shares will be rounded up by one. Thus, for example, the reverse stock split would have the following effect on a stockholder owning 100,000 shares of common stock:

     - If a 1-for-3 reverse split, the number of shares would equal 33,334, with the .3 share being rounded up.

     - If a 1-for-7 reverse split, the number of shares would equal 14,286, with the .7 share being rounded up.

     A reverse stock split would affect all holders of the Company's common stock, whether they hold common stock directly or through a stock broker. It would also affect all holders of stock options and warrants. If this Proposal 2 is approved, all of the outstanding option shares covered by stock option plans would be adjusted proportionately to the reverse split ratio. At the same time, the exercise price for options and warrants would be adjusted, so that the total exercise price for a given option remains the same.

THE BOARD OF DIRECTORS DEEMS "PROPOSAL NO. 2 - REVERSE STOCK SPLIT" TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL OF THIS PROPOSAL


                                 PROPOSAL NO. 3

       APPROVAL OF AN AMENDMENT OF THE ARTICLES OF INCORPORATION TO LIMIT THE LIABILITY AND PROVIDE INDEMNIFICATION OF OUR DIRECTORS AND OFFICERS

     The board of directors has approved an amendment to our articles of incorporation to limit certain liabilities of directors and provide indemnification of our directors and officers. The proposed amendment is attached to this proxy statement as Appendix A.

     The amendment will not eliminate the liability of a director breaching his duty of loyalty, failing to act in good faith, engaging in intentional misconduct or knowingly violating a law, paying a dividend or approving a stock purchase which was illegal under relevant statutes, or obtaining an improper benefit. This amendment would have no effect on the availability of equitable remedies for breach of fiduciary duties.

PURPOSE AND EFFECT OF AMENDMENT

     Our proposal will provide liability protection to our directors and officers to the extent permitted under current applicable laws. Under the proposed amendment, liability arising out of acts or omissions which occur prior to enactment of the proposed amendment will not be covered by the proposed amendment. Our proposal also provides our directors and officers with indemnification to the fullest extent authorized or permitted by law for lawsuits threatened or brought against them as a result of their service as directors or officers.

     Director and officer liabilities under the federal securities laws will not be affected by the proposed amendment.

     We seek to retain the most capable individuals available to serve as our officers and directors. Your board of directors believes that providing limited liability protection and indemnification to our directors and officers will be a significant factor in attracting talented individuals and in encouraging existing directors and officers to continue to serve in these capacities and freeing them to make corporate decisions on their own merits rather than out of a desire to avoid personal liability. To date, we have not experienced difficulty in attracting and retaining qualified directors. Now we are seeking to find qualified independent directors to serve on the audit, nominating and compensation committees so we can establish these committees as soon as practicable. We believe that the indemnification that is provided for in the amendment to the articles of incorporation will help us in our search for new independent directors.

     You should note, however, that there is an inherent conflict of interest in our board of directors' recommendation of the proposed amendment to the articles of incorporation due to the interest of the members of the board of directors in obtaining the protection of these limited liability and indemnification provisions.

THE BOARD OF DIRECTORS DEEMS "PROPOSAL NO. 3 - APPROVAL OF AN AMENDMENT OF THE ARTICLES OF INCORPORATION TO LIMIT THE LIABILITY OF DIRECTORS AND OFFICERS" TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL THEREOF.


                                 PROPOSAL NO. 4

          APPROVAL OF AN AMENDMENT OF THE ARTICLES OF INCORPORATION TO
            INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.

     The board of directors of the Company proposes to amend the articles of incorporation of the Company to increase the number of authorized shares of common stock. The purpose of this proposal is to issue common stock pursuant to our 2005 Stock Plan and for other proper corporate purposes that may be identified in the future. The proposed amendment would increase the number of authorized shares of common stock from 100,000,000 to 250,000,000. The proposed amendment is attached to this proxy statement as Appendix A.

     The board of directors of the Company adopted by written consent the proposed amendment to the articles of incorporation on July ___, 2005, subject to stockholder approval, and declared the proposal to be advisable.

THE BOARD OF DIRECTORS DEEMS "PROPOSAL NO. 4 - APPROVAL OF AN AMENDMENT OF THE ARTICLES OF INCORPORATION "TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK" TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL.

                                 PROPOSAL NO. 5

  RATIFICATION OF AN AMENDMENT OF THE ARTICLES OF INCORPORATION TO CHANGE THE
            NAME OF THE COMPANY TO CIRMAKER TECHNOLOGY CORPORATION.

     The board of directors of the Company recommends a vote to ratify an amendment to the Company's Articles of Incorporation which changes the name of the Company from Wrestle-Plex Sports Entertainment Group, Ltd. to Cirmaker Technology Corporation. Such amendment was filed with the Secretary of State of Nevada on March 4, 2003, but it is uncertain whether the required shareholder approval for the name change was obtained at such time. Accordingly the Company is submitting this proposal to correct the situation. A vote in favor of this proposal will more accurately reflect the Company's current business and it use of the Cirmaker name.

THE BOARD OF DIRECTORS DEEMS "PROPOSAL NO. 5 - RATIFICATION OF AN AMENDMENT OF THE ARTICLES OF INCORPORATION "TO RATIFY THE CHANGE OF NAME OF THE COMPANY TO CIRMAKER TECHNOLOGY CORPORATION" TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL.


                                 PROPOSAL NO. 6

     RATIFICATION OF AN ASSET SALE AGREEMENT FOR THE SALE OF COMPANY ASSETS
                   RELATED TO THE FORMER WRESTLING BUSINESS.

     On June 30, 2000, Wrestle-Plex Sports Entertainment Group, Ltd. ("Wrestle-plex") purchased from Mr. Pete Smith a professional wrestling ring, sound system, two Internet addresses - "allstarwrestling.com" and "wrestle-plex.com", two logos - "Wrestle-plex" and "All Star Wrestling" and a number of promotional materials that had been developed in contemplation of the Wrestle-plex and All Star Wrestling concepts. These latter items included a limited collection of promotional posters, autograph cards, advertising banners and T-shirts.

     On December 3, 2002, Wrestle-plex entered into a Stock Purchase Agreement whereby it could acquire up to 100% of the issued and outstanding stock of Cirmaker Industry Co., Ltd. Cirmaker was incorporated under the Company Law of the Republic of China on June 8, 1984. Its business scope at such time included manufacturing products such as: DVDs, computer CPU coolers, audio visual home entertainment systems, optical fiber, telecommunication equipment and components related to digital cable TV service. The dominant business of Wrestle-plex is now the business operations of the Company and all persons affiliated with the professional wrestling business have left the Company.

     On January 31, 2003, the Company entered into an Asset Sale Agreement with Mr. Smith who, according to the Wrestle-Plex Preliminary Proxy Statement filed with the Securities and Exchange Commission on February 6, 2003, owned 66.6% of the issued and outstanding shares of the Company. Pursuant to the Agreement, the Company sold the professional wrestling assets back to Mr. Smith for the sales price of $25,000. A copy of the Agreement is attached hereto as Appendix B. Such transaction may have required approval of the stockholders of the Company as a sale of substantially all of the assets of the Company. However, those Shareholders who owned the remaining 33.4% of the issued and outstanding shares of the Company did not approve, nor were they provided notice of, the transaction.

     Pursuant to Section 78.565 of the Nevada General Corporation Law, before a corporation may sell all or substantially all of its assets, it must give notice of a stockholders' meeting, whereby a majority of the outstanding shares entitled to vote, may approve the sale.

     Since such approval has not herebefore been obtained, the Company is seeking stockholder ratification of such transaction. Such ratification may not precluded the rescission of the transaction by the stockholders, even though we believe that such a recession to be unlikely. The board of directors of the Company recommends a vote to ratify the Asset Sale Agreement and the transaction contemplated thereby.

THE BOARD OF DIRECTORS DEEMS "PROPOSAL NO. 6 - "RATIFICATION OF AN ASSET SALE AGREEMENT FOR THE SALE OF COMPANY ASSETS RELATED TO THE FORMER WRESTLING BUSINESS" TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL.


                                 PROPOSAL NO. 7

                    APPROVAL OF THE COMPANY'S 2005 STOCK PLAN

     On July ___, 2005, the board of directors, subject to stockholder approval at the annual meeting, adopted our 2005 Stock Plan, a copy of which is attached hereto as Appendix C, and reserved 10,000,000 (pre-reverse split) shares of common stock for issuance thereunder. As of the present date, no awards have been granted pursuant to the 2005 Stock Plan.

VOTE REQUIRED

     Approval of the 2005 Stock Plan requires the affirmative vote of a majority of the shares of common stock present or represented by proxy and entitled to vote at the meeting.

SUMMARY OF THE 2005 STOCK PLAN

     General. The purpose of the 2005 Stock Plan is to encourage ownership in the Company by key personnel whose long-term employment is essential to the Company's continued progress. Stock options, stock awards and cash awards may be granted under the 2005 Stock Plan. Options granted under the 2005 Stock Plan may be either "incentive stock options," as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or non-statutory stock options.

     Administration. The 2005 Stock Plan will be administered by the board of directors and/or a committee or committees of the board of directors; provided that, to the extent the Board determines it to be desirable to qualify stock options granted under the 2005 Stock Plan as "performance-based compensation" within the meaning of Section 162(m) of the Code, the 2005 Stock Plan will be administered by a committee consisting solely of two or more "outside directors" within the meaning of Section 162(m). Throughout the remainder of this Summary of the 2005 Stock Plan, the term "Administrator" refers to the board of directors or the committee(s) appointed to administer the 2005 Stock Plan, as applicable.

     Eligibility. Non-statutory stock options, stock awards and cash awards may be granted under the 2005 Stock Plan to employees, directors and consultants of the Company, its affiliates and subsidiaries. Incentive stock options may be granted only to employees of the Company or its subsidiaries. The Administrator, in its discretion, selects the employees, directors and consultants to whom options, stock awards and cash awards may be granted, the time or times at which such awards are granted, and the number of shares subject to each grant. The Company currently estimates that approximately 20 employees, directors and consultants may receive stock options, stock awards and cash awards each year under the 2005 Stock Plan.

     Limitations. Section 162(m) of the Code places limits on the deductibility for federal income tax purposes of compensation paid to certain executive officers of the Company. The 2005 Stock Plan is designed to preserve the

Company's ability to deduct the compensation income associated with stock options granted to such persons.

     The 2005 Stock Plan provides that no employee, director or consultant may be granted, in any fiscal year of the Company, options to purchase more than 4,000,000 shares of common stock; provided that, in connection with his or her initial service, an employee, director or consultant may be granted an option to purchase an additional 2,000,000 shares of common stock. Notwithstanding the foregoing, the aggregate fair market value of shares of common stock subject to incentive stock options (determined as of the date of grant) that are first exercisable by an employee in any calendar year may not exceed $100,000. The maximum number of shares of common stock that may be issued under the 2005 Stock Plan pursuant to the exercise of incentive stock options is 10,000,000.

     Terms and Conditions of Options. Each option is evidenced by a stock option agreement between the Company and the optionee and is subject to the following additional terms and conditions:

     Exercise Price. The Administrator determines the exercise price of options at the time the options are granted. The exercise price of an incentive stock option may not be less than 100% of the fair market value of the common stock on the date such option is granted, except in the case of an incentive stock option granted to a person who beneficially owns 10% or more of the total combined voting power of all of the Company's equity securities, referred to as a "Ten Percent Stockholder." The exercise price of an incentive stock option granted to a Ten Percent Stockholder may not be less than 110% of the fair market value of the common stock on the date such option is granted. The fair market value of the common stock is generally determined as the average of the highest and lowest quoted sales prices for the common stock on the date the option is granted (or if no sales were reported that day, the last preceding day a sale occurred). On December 30, 2004, the average of the highest and lowest quoted sales prices of common stock was $.24 per share.

     Exercise of Option; Form of Consideration. The Administrator determines when options become exercisable and in its discretion may accelerate the vesting of any outstanding option. The means of payment for shares issued upon exercise of an option are specified in each option agreement. The 2005 Stock Plan permits payment to be made by cash, check, wire transfer, other shares of common stock of the Company (with some restrictions), other forms of consideration permitted by applicable law, or any combination thereof.

     Term of Option. The term of an option may be no more than ten years from the date of grant, except that the term of an incentive stock option granted to a Ten Percent Stockholder may be no more than five years. No option may be exercised after the expiration of its term.

     Termination of Employment. If an optionee's employment or consulting relationship terminates for any reason (other than as described below), then all options held by the optionee under the 2005 Stock Plan generally will terminate immediately upon the optionee's termination.

     Death, Disability or Retirement Due to Age. If an optionee's employment or consulting relationship terminates as a result of the optionee's death, then all unvested options will immediately vest and all options may be exercised for one year following the optionee's death. If an optionee's employment or consulting relationship terminates as a result of the optionee's disability or retirement due to age (in accordance with the retirement policy of the Company or its subsidiaries, as applicable), then all unvested options will immediately vest and the optionee may exercise the option within one year of the date of such disability or retirement for a non-statutory stock option, and within three months of the date of such disability or retirement for an incentive stock option; provided that no option may be exercised after the expiration of its term.

     Termination with Consent. If an optionee ceases to be an employee with the written approval of the board of directors or the Administrator, all outstanding options which are otherwise exercisable will be exercisable for three months following the optionee's termination. If an employee ceases to be a participant because of a divestiture by the Company, as determined by the Administrator, the

Administrator will have the sole discretion to accelerate the vesting of outstanding options and determine the time period for exercise.

     Nontransferability of Options. Unless otherwise determined by the Administrator, options granted under the 2005 Stock Plan are not transferable other than by will or the laws of descent and distribution and may be exercised during the optionee's lifetime only by the optionee.

     Other Provisions. The stock option agreement may contain other terms, provisions and conditions not inconsistent with the 2005 Stock Plan, as may be determined by the Administrator.

     Stock Awards. In the case of stock awards, unless the Administrator determines otherwise, the restricted stock agreement will provide that the unvested stock is forfeited back to the Company upon the awardee's termination of employment for any reason (except death, disability, retirement, or participation in a voluntary severance incentive program). Upon disability or retirement due to age, the forfeiture provisions of the restricted stock continue to lapse as long as the awardee does not compete with the Company or disclose any confidential Company information and, if retiring due to age, the awardee performs reasonably requested consulting services. The forfeiture provisions for the restricted stock will generally lapse at a rate determined by the Administrator. Upon the death of an awardee, or if an awardee's employment is terminated with the written consent of the Board or the Administrator, the forfeiture provisions lapse as to a prorated amount based on the awardee's length of service since the grant of the restricted stock.

     Cash Awards. The Administrator may grant cash awards which entitle the recipient to a cash payment upon meeting predetermined goals.

     Adjustments Upon Changes in Capitalization, Merger or Sale of Assets. If the Company's stock changes by reason of any stock split, dividend, combination, reclassification or other similar change in the Company's capital structure effected without the receipt of consideration, appropriate adjustments shall be made in the number and class of shares of stock subject to the 2005 Stock Plan, the number and class of shares of stock subject to any option or stock award outstanding under the 2005 Stock Plan, and the exercise price of any such outstanding option or stock award.

     In the event of a liquidation or dissolution of the Company, any unexercised options or stock awards will terminate. The Administrator, in its discretion, may provide that each optionee shall have the right to exercise all of the optionee's options, including those not otherwise exercisable, and be fully vested in any stock awards until the date ten days prior to the consummation of the liquidation or dissolution.

     If there is a change of control of the Company, as determined by the board of directors, the board of directors, in its discretion, may provide for the assumption, substitution or adjustment of each outstanding award, accelerate the vesting of options and terminate any restrictions on stock awards or cash awards, or cancel awards for a cash payment to the awardee.

     Amendment and Termination of the Plan. The board of directors may amend, alter, suspend or terminate the 2005 Stock Plan, or any part thereof, at any time and for any reason. However, the Company shall obtain stockholder approval for any amendment to the 2005 Stock Plan to the extent necessary and desirable to comply with applicable laws. No such action by the board of directors or stockholders may alter or impair any option or award previously granted under the 2005 Stock Plan without the written consent of the awardee. Unless terminated earlier, the 2005 Stock Plan shall terminate ten years after the date of its adoption by the board of directors.

     New Plan Benefits. Because benefits under the 2005 Stock Plan will depend on the Administrator's actions and the fair market value of common stock at various future dates, it is not possible to determine the benefits that will be received by directors, executive officers and other employees if the 2005 Stock Plan is approved by the stockholders.

FEDERAL INCOME TAX CONSEQUENCES

     The following is a general summary, as of the date of this proxy statement, of the effect of federal income taxation upon optionees and the Company with respect to the grant and/or exercise of options and awards under the 2005 Stock Plan. It does not purport to be complete and does not discuss the tax consequences arising in the context of the employee's or consultant's death or the income tax laws of any municipality, state or foreign country in which the employee's or consultant's income or gain may be taxable. Federal tax laws may change and the federal, state and local tax consequences for any optionee will depend upon his or her individual circumstances. Each optionee is encouraged to seek the advice of a qualified tax advisor regarding the tax consequences of participation in the 2005 Stock Plan.

     Incentive Stock Options. An optionee who is granted an incentive stock option does not recognize taxable income at the time the option is granted or upon its exercise, although the exercise is an adjustment item for alternative minimum tax purposes and may subject the optionee to the alternative minimum tax. Upon a disposition of the shares more than two years after grant of the option and one year after exercise of the option, any gain or loss is treated as long-term capital gain or loss. If the above holding periods are not satisfied, the optionee recognizes ordinary income at the time of disposition equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise or (ii) the sale price of the shares. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income is treated as long-term or short-term capital gain or loss, depending on the holding period. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director or Ten Percent Stockholder. Unless limited by Section 162(m) of the Code, the Company is entitled to a deduction in the same amount as and at the time the optionee recognizes ordinary income.

     Non-statutory Stock Options. An optionee does not recognize any taxable income at the time he or she is granted a non-statutory stock option. Upon exercise, the optionee recognizes taxable income generally measured by the excess of the then fair market value of the shares over the exercise price. Any taxable income recognized in connection with an option exercise by an employee of the Company is subject to tax withholding by the Company. Unless limited by
Section 162(m) of the Code, the Company is entitled to a deduction in the same amount as and at the time the optionee recognizes ordinary income. Upon a disposition of such shares by the optionee, any difference between the sale price and the optionee's exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period.

     Stock Awards. Stock awards will generally be taxed in the same manner as non-statutory stock options. However, a stock award is subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code to the extent the award will be forfeited if the service provider ceases to provide services to the Company. As a result of this substantial risk of forfeiture, the service provider will not recognize ordinary income at the time of award. Instead, the service provider will recognize ordinary income on the dates when the stock is no longer subject to a substantial risk of forfeiture or when the stock becomes transferable, if earlier. The service provider's ordinary income is measured as the difference between the amount paid for the stock, if any, and the fair market value of the stock on the date the stock is no longer subject to forfeiture.

     The service provider may accelerate to the date of award his or her recognition of ordinary income, if any, and begin his or her capital gains holding period by timely filing (i.e., within thirty days of the award) an election pursuant to Section 83(b) of the Code. In such event, the ordinary income recognized, if any, is measured as the difference between the amount paid for the stock, if any, and the fair market value of the stock on the date of award, and the capital gain holding period commences on such date. The ordinary income recognized by a service provider who is an employee will be subject to tax withholding by the Company. Unless limited by Section 162(m) of the Code, the Company is entitled to a deduction in the same amount as and at the time the service provider recognizes ordinary income.

     Cash Awards. Upon receipt of cash, the recipient will have taxable ordinary income, in the year of receipt, equal to the cash received. In the case of a recipient who is also an employee, any cash received will be subject to tax withholding by the Company. Unless limited by Section 162(m) of the Code, the Company will be entitled to a tax deduction in the amount and at the time the recipient recognizes compensation income.

INCORPORATION BY REFERENCE

     The foregoing is only a summary of the 2005 Stock Plan and is qualified in its entirety by reference to its full text, a copy of which is attached hereto as Appendix B.

THE BOARD OF DIRECTORS UNANIMOUSLY APPROVED THE PLAN AND DEEMS "PROPOSAL NO. 7 - A PROPOSAL TO APPROVE THE 2005 STOCK PLAN" TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL THEREOF.


                                 PROPOSAL NO. 8

                      PROPOSAL TO RATIFY THE APPOINTMENT OF
             CHILD, SULLIVAN & COMPANY, AS THE COMPANY'S ACCOUNTANTS

     The board of directors is seeking ratification by the stockholders of the engagement of Child, Sullivan & Company ("Child Sullivan") as our independent public accountants for the 2005 fiscal year.

     Effective as of December 27, 2004, the Company formally engaged Child Sullivan as the Company's principal independent auditor to audit the financial statements of the Company for the 2005 fiscal year and simultaneously the Company dismissed Livingston Wachtell & Co., LLP ("Livingston").

     The decision to change accountants was recommended, authorized and approved by the board of directors.

     There were no disagreements with Livingston, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Livingston's satisfaction, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

     Child Sullivan did not advise the Company with respect to any of the matters described in paragraphs (a)(2)(i) or (ii) of Item 304 of Regulation S-B.

     The Company has requested Livingston to furnish it a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of that letter, dated January 11, 2005, is filed as Exhibit 16 to the Company's current report on Form 8-K, dated January 14, 2005.

     If ratification of the Company's selection of accountants is not approved by a majority of the shares of the Company's common stock voting at the annual meeting in person or by proxy, management will review its future selection of accountants.

THE BOARD OF DIRECTORS DEEMS "PROPOSAL NO. 8 - PROPOSAL TO RATIFY THE APPOINTMENT OF CHILD, SULLIVAN & COMPANY AS THE COMPANY'S ACCOUNTANTS" TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

                     PRINCIPAL ACCOUNTANT FEES AND SERVICES

AUDIT FEES

     The aggregate fees billed for each of the fiscal years ended December 31, 2004 and 2003 for professional services rendered by the principal accountant for the audit of our annual financial statements and review of the financial statements included in our Form 10-QSB or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $42,000 and $85,000, respectively.

AUDIT RELATED FEES

     The aggregate fees billed in the fiscal year ended December 31, 2004 and 2003 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit or review of the registrant's financial statements and are not reported under the paragraph captioned "Audit Fees" above are $0 and $0, respectively.

TAX FEES

     The aggregate fees billed in the fiscal years ended December 31, 2004 and 2003 for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $0 and $0, respectively.

ALL OTHER FEES

     The aggregate fees billed in the fiscal years ended December 31, 2003 and 2002 for products and services provided by the principal accountant, other than the services reported above under other captions of this Item 14 are $0 and $0, respectively.

PRE-APPROVAL POLICIES AND PROCEDURES

     On February 27, 2004 our board of directors adopted resolutions in accordance with the Sarbanes-Oxley Act of 2002 requiring pre-approval of all auditing services and all audit related, tax or other services not prohibited under Section 10A(g) of the Securities Exchange Act of 1934, as amended to be performed for us by our independent auditors, subject to the de minimus exception described in Section 10A(i)(1)(B) of the Exchange Act. These resolutions authorized our independent auditor to perform audit services required in connection with the annual audit relating to the fiscal year ended December 31, 2003 and the quarterly reviews for the subsequent fiscal quarters of 2004 through the review for the quarter ending September 30, 2004 at which time additional pre-approvals for any additional services to be performed by our auditor would be sought from the board of directors. Our board of directors also appointed and authorized Hong Juin (Grace) Chang to grant pre-approvals of other audit, audit-related, tax and other services requiring board approval to be performed for us by our independent auditor, provided that the designee, following any such pre-approvals, thereafter reports the pre-approvals of such services at the next following regular meeting of the board of directors.

     The percentage of audit-related, tax and other services that were approved by the board of directors is zero (-0-).

                      OTHER BUSINESS AT THE ANNUAL MEETING

     Management is not aware of any other matters to come before the annual meeting. However, inasmuch as matters of which management is not now aware may come before the meeting or any adjournment thereof, the proxies confer discretionary authority with respect to acting thereon, and the persons named in such proxies intend to vote, act and consent in accordance with their best judgment with respect thereto.

                              STOCKHOLDER PROPOSALS

     Any stockholder who wishes to submit a proposal for action to be included in the proxy statement for the Company's 2006 annual meeting of stockholders must submit the proposal so that it is received by the Company's Secretary by ______, 2006.

     Any request for such a proposal should be accompanied by a written representation that the person making the request is a record or beneficial owner of at least 1% or $2,000 in market value of the Company's common stock and has held such shares for at least one year as required by the Proxy Rules of the Securities and Exchange Commission.

                                  MISCELLANEOUS

     The Annual Report of the Company on Form 10-KSB covering the fiscal year ended December 31, 2004 is being mailed with this proxy statement to each stockholder entitled to vote at the annual meeting. Stockholders not receiving a copy of the Annual Report on Form 10-KSB may obtain one by contacting: Hong Juin (Grace) Chang, the Company's Secretary, by writing to Ms. Chang at No. 8, Lane 377 Chung Cheng Road, Feng Yeh Li, Yang Mei, Taoyuan 326, Taiwan R.O.C.

     All other stockholder inquiries, including requests for the following: (i) change of address; (ii) replacement of lost stock certificates; (iii) common stock name registration changes; (iv) quarterly reports on Form 10-QSB; (v) Annual Reports on Form 10-KSB; (vi) proxy material; and (vii) information regarding stockholdings, should be directed to Hong Juin (Grace) Chang, the Company's Secretary, by writing to Ms. Chang at No. 8, Lane 377 Chung Cheng Road, Feng Yeh Li, Yang Mei, Taoyuan 326, Taiwan R.O.C.

     In addition, the Company's public reports, including quarterly reports on Form 10-QSB, Annual Reports on Form 10-KSB and proxy statements can be obtained through the Securities & Exchange Commission's EDGAR Database over the Internet at www.sec.gov.

     The prompt return of your proxy will be appreciated and helpful in obtaining the necessary vote. Therefore, whether or not you expect to attend the annual meeting, please sign the proxy and return it in the enclosed envelope.

                                         BY ORDER OF THE BOARD OF DIRECTORS,


                                         BILL LIAO
                                         Chairman, Chief Executive Officer
                                         and President


Taoyuan, Republic of China


July __, 2005

                                   APPENDIX A

                            CERTIFICATE OF AMENDMENT

                                     TO THE

                            ARTICLES OF INCORPORATION

                                       OF

                         CIRMAKER TECHNOLOGY CORPORATION

The undersigned does hereby certify that:

1. Cirmaker Technology Corporation (the "CORPORATION") is a corporation incorporated under the laws of the State of Nevada, and its Articles of Incorporation were filed in the office of the Secretary of State on March 4, 2003, as amended.

2. The Articles of Incorporation are hereby amended to increase the total number of shares of common stock that the Corporation is authorized to issue to 250,000,000, with a par value of $0.001 per share from 100,000,000, with a par value of $0.001 per share to be effected by amending "ARTICLE III--Stock" thereof.

3. The Articles of Incorporation are hereby amended by adding ARTICLE VI to provide the following:

     "ARTICLE VI LIMITATION OF LIABILITY. To the fullest extent permitted by law, no director or officer shall be liable to the Corporation or its stockholders or creditors for any damages as a result of any act or failure to act in his capacity as a director or officer unless it is proven that (i) his act or failure to act constituted a breach of his fiduciary duties as a director or officer; and (ii) his breach of those duties involved intentional misconduct, fraud or a knowing violation of law.

     The Corporation shall, to the fullest extent permitted by the provisions of
Section 78.7502 of the Nevada Revised Statutes, as the same may be amended and supplemented, indemnify any person whom it shall have power to indemnify under said section, by reason of the fact that he is or was a director or officer of the Corporation, from and against any and all of the expenses (including attorneys' fees), liabilities, or other matters referred to in or covered by said section, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any Bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors, and administrators of such person."

4. The amendments set forth herein have been duly approved and adopted by the board of directors and stockholders of the Corporation in accordance with Sections 78.385, 78.320 and 78.390 of the Nevada Revised Statutes. The number of shares of the Corporation outstanding and entitled to vote on an amendment to the Articles of Incorporation is _____________. Of such shares entitled to vote, the amendments set forth herein have been consented to in writing by the stockholders holding a majority of the voting power.

     IN WITNESS WHEREOF, the undersigned, being the Secretary of the Corporation, does hereby certify that the facts hereinabove stated are truly set forth and, accordingly, hereby executes this Certificate of Amendment to the Articles of Incorporation of Cirmaker Technology Corporation, this ___ day of August, 2005.


                                         ----------------------------------
                                         Secretary

                                   APPENDIX B

                              ASSET SALE AGREEMENT


THIS ASSET SALE AGREEMENT ("Agreement") has been made and entered into as of this 31st day of January, 2003, between Peter Michael Smith, ("Mr. Smith"), and Wrestle-plex Sports Entertainment Group, Ltd., a Nevada corporation (the "Wrestle-plex").

                                R E C I T A L S:

A. The parties hereto desire to enter into this Agreement whereby the Wrestle-plex will sale to Mr. Smith the following assets:

     o Professional wrestling ring, including canvass, ring aprons, and ropes.

     o Complete sound system, including three speakers, three speaker stands, one microphone, and miscellaneous sound equipment.

     o    The Internet address www.wrestle-plex.com

     o    The Internet address www.allstarwrestling.com

     o    One Wrestle-plex logo.

     o    One All Star Wrestling logo.

     o All print material developed in connection with All Star Wrestling by Pete Smith, including posters, autograph cards, and event programs, including the right to use templates for such material for future product development.

(hereinafter collectively referred to as the "Assets").

NOW, THEREFORE, in consideration of the mutual agreements and covenants contained herein, the parties hereto agree as follows:

                                   ARTICLE I.
                                 THE ASSET SALE

     1.1 SALE OF ASSETS. Wrestle-plex hereby sells to Mr. Smith the Assets and in addition, agrees to make payments to Mr. Smith in the total amount of $25,000.00. Mr. Smith shall receive the Assets and the payments in exchange for the retirement of all of Wrestle-plex's debt and for Mr. Smith's agreement to indemnify Wrestle-plex against undisclosed liabilities. $20,000.00 of the $25,000.00 payment amount has heretofore been paid to Mr. Smith. The remaining $5,000.00 will be due upon the transfer of the Assets.

     1.2 NO WARRANTY. The Assets are sold on an "AS IS" basis and without warranty including no warranty of merchantability or fitness for a particular purpose.

     1.3 SUBSIDIARY. The sale of the Assets will be accomplished by placing the Assets together with all liabilities of Wrestle-plex as of the date of this Agreement into a subsidiary corporation of Wrestle-plex (the "Subsidiary") and selling the stock of the Subsidiary to Mr. Smith.

                                  ARTICLE II.
                         REPRESENTATIONS AND WARRANTIES

     2.1 REPRESENTATIONS AND WARRANTIES OF MR. SMITH. Mr. Smith hereby represents and warrants that all liabilities of Wrestle-plex as of the date of this Agreement will be placed into the Subsidiary prior to its transfer to Mr. Smith or otherwise be paid by Mr. Smith and that Mr. Smith will hold Wrestle-plex harmless from the payment of all such liabilities (hereinafter collectively referred to as the "Wrestle-plex Liabilities"). The Wrestle-plex Liabilities shall not be deemed to include liabilities arising from transactions involving Cirmaker Industry Co., Ltd. or items related to those transactions or affiliations with Cirmaker.

     2.2 RELEASE FORMS. Attached hereto as Schedules 1 through 8 are release forms designating eight persons or entities known to be creditors of Wrestle-plex at the present time. Mr. Smith agrees to obtain these signed releases from each of these eight creditors and provide them to Wrestle-plex at the closing of the transactions contemplated by this Agreement.

                                  ARTICLE III.
                                 INDEMNIFICATION

     3.1 INDEMNIFICATION. From and for a period of 36 months after the closing of the transactions contemplated by this Agreement, Mr. Smith agrees to indemnify, defend and save Wrestle-plex and each of its officers, directors, employees, agents, affiliates and subsidiaries (each an "Indemnified Party") harmless from and against, and to promptly pay to an Indemnified Party or reimburse an Indemnified Party for, any and all liabilities, losses, costs, expenses, interest and fines (including reasonable fees and expenses of attorneys, accountants and other experts incurred by any Indemnified Party in any action or proceeding between such Indemnified Party and Mr. Smith or between any Indemnified Party and any third party or otherwise) sustained or incurred by any Indemnified Party relating to, resulting from, arising out of or otherwise by virtue of the Wrestle-plex Liabilities, or any breach of a representation or warranty made herein by Mr. Smith, or a breach or failure to observe or perform any of the agreements contained in this Agreement.

                                  ARTICLE IV.
                                  MISCELLANEOUS

     4.1 ASSIGNABILITY AND PARTIES IN INTEREST. This Agreement shall not be assignable by any of the parties hereto without the consent of all other parties hereto. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors. Nothing in this Agreement is intended to confer, expressly or by implication, upon any other person any rights or remedies under or by reason of this Agreement.

     4.2 GOVERNING LAW. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Nevada. Each of the parties hereto consents to the personal jurisdiction of the federal and state courts in the State of Nevada in connection with any action arising under or brought with respect to this Agreement.

     4.3 COUNTERPARTS. This Agreement may be executed as of the same effective date in one or more counterparts, each of which shall be deemed an original.

     4.4 HEADINGS. The headings and subheadings contained in this Agreement are included, solely for case of reference, and are not intended to give a full description of the contents of any particular Section and shall not be given any weight whatever in interpreting any provision of this Agreement.

     4.5 COMPLETE AGREEMENT. This Agreement and the documents referred to herein contain the entire agreement between the parties and, except as provided herein, supersede all previous negotiations, commitments and writings.

     4.6 MODIFICATIONS, AMENDMENTS AND WAIVER. This Agreement shall not be modified or amended except by a writing signed by each of the parties hereto.

     4.7 SEVERABILITY. If any term or other provision of this Agreement is invalid, illegal, or incapable of being enforced by any rule of law or public policy, all other terms and provisions of this Agreement will nevertheless remain in full force and effect. Upon any such determination that any term or other provision is invalid, illegal, or incapable of being enforced, the parties hereto will negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                                     PETER MICHAEL SMITH


                                     /s/ Peter Michael Smith
                                     -----------------------------------------
                                     WRESTLE-PLEX SPORTS
                                     ENTERTAINMENT GROUP, LTD.


                                     By:   /s/ [ILLEGIBLE]
                                           -----------------------------------

                                     Name:
                                           -----------------------------------

                                     Title:
                                           -----------------------------------

                                   APPENDIX C

                         CIRMAKER TECHNOLOGY CORPORATION

                                 2005 STOCK PLAN

1.   PURPOSES OF THE PLAN.

     The purposes of this Plan are (a) to enable the Company and any Subsidiary or Affiliate to attract and retain highly qualified employees, officers, directors, consultants and advisors who will contribute to the success of the Company and any Subsidiary or Affiliate, and (b) to provide incentives to participants in this Plan that are linked directly to increases in stockholder value and thereby inure to the benefit of all of the Company's Stockholders.

2.   DEFINITIONS.

     As used herein, the following definitions shall apply:

     2.1 "ADMINISTRATOR" means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

     2.2 "AFFILIATE" means any entity that is directly or indirectly controlled by the Company or any entity in which the Company has a significant ownership interest as determined by the Administrator.

     2.3 "APPLICABLE LAWS" means the requirements relating to the administration of stock option plans under U.S. federal and state laws, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign jurisdiction where Awards are, or will be, granted under the Plan.

     2.4 "AWARD" means a Cash Award Stock Award or Option granted in accordance with the terms of the Plan.

     2.5  "AWARDEE" means the holder of an outstanding Award.

     2.6 "AWARD AGREEMENT" means a written or electronic agreement between the Company and an Awardee evidencing the terms and conditions of an individual Award. The Award Agreement is subject to the terms and conditions of the Plan.

     2.7  "BOARD" means the Board of Directors of the Company.

     2.8 "CASH AWARDS" means cash awards granted pursuant to Section 12 of the Plan.

     2.9 "CODE" means the United States Internal Revenue Code of 1986, as amended.

     2.10 "COMMITTEE" means a committee of Directors appointed by the Board in accordance with Section 4 of the Plan.

     2.11 "COMMON STOCK" means the common stock of the Company.

     2.12 "COMPANY" means Cirmaker Technology Corporation, a Nevada corporation.

     2.13 "CONSULTANT" means any person, including an advisor, engaged by the Company or a Subsidiary to render services to such entity or any person who is an advisor, director or consultant of an Affiliate.

     2.14 "DIRECTOR" means a member of the Board.

     2.15 "EMPLOYEE" means a regular employee of the Company, any Subsidiary or any Affiliate, including Officers and Directors, who is treated as an employee in the personnel records of the Company or its Subsidiary for the relevant period, but shall exclude individuals who are classified by the Company or its Subsidiary as (A) leased from or otherwise employed by a third party; (B) independent contractors; or (C) intermittent or temporary, even if any such classification is changed retroactively as a result of an audit, litigation or otherwise. An Awardee shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or its Subsidiary or (ii) transfers between locations of the Company or between the Company, any Subsidiary, or any successor. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

     2.16 "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

     2.17 "FAIR MARKET VALUE" means, as of any date, the average of the highest and lowest quoted sales prices for such Common Stock as of such date (or if no sales were reported on such date, the average on the last preceding day a sale was made) as quoted on the stock exchange or a national market system, with the highest trading volume, as reported in such source as the Administrator shall determine.

     2.18 "GRANT DATE" means the date selected by the Administrator, from time to time, upon which Awards are granted to Participants pursuant to this Plan.

     2.19 "INCENTIVE STOCK OPTION" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

     2.20 "NONSTATUTORY STOCK OPTION" means an Option not intended to qualify as an Incentive Stock Option.

     2.21 "OFFICER" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

     2.22 "OPTION" means a stock option granted pursuant to the Plan. Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options.

     2.23 "PARTICIPANT" means an Employee, Director or Consultant.

     2.24 "PLAN" means this 2005 Stock Plan.

     2.25 "RESTRICTED STOCK" means shares of Common Stock acquired pursuant to a grant of a Stock Award under Section 11 of the Plan.

     2.26 "SHARE" means a share of the Common Stock, as adjusted in accordance with Section 14 of the Plan.

     2.27 "STOCK AWARDS" means right to purchase or receive Common Stock pursuant to Section 11 of the Plan.

     2.28 "SUBSIDIARY" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

     2.29 "TEN PERCENT Stockholder" means a Participant who beneficially owns 10% or more of the total combined voting power of all of the Company's equity securities.

3.   STOCK SUBJECT TO THE PLAN.

     Subject to the provisions of Section 14 and Section 6.4 of the Plan, the maximum aggregate number of Shares that may be issued under the Plan is 10,000,000 Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.

     If an Award expires or becomes unexercisable without having been exercised in full, the unpurchased Shares which were subject thereto, if any, shall become available for future grant or sale under the Plan (unless the Plan has terminated). Shares of Restricted Stock that are either forfeited or repurchased by the Company at their original purchase price shall become available for future grant or sale under the Plan. Shares that are tendered, whether by physical delivery or by attestation, to the Company by the Awardee as full or partial payment of the exercise price of any Award or in payment of any applicable withholding for federal, state, city, local or foreign taxes incurred in connection with the exercise of any Award shall become available for future grant or sale under the Plan; provided, however, that the total number of Shares so tendered from which Incentive Stock Options may be granted shall not exceed 5,000,000.

4.   ADMINISTRATION OF THE PLAN.

     4.1  Procedure.

          4.1.1 Multiple Administrative Bodies. The Plan may be administered by different Committees with respect to different groups of Participants.

          4.1.2 Section 162. To the extent that the Administrator determines it to be desirable to qualify Options granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code.

          4.1.3 Rule 16-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3 promulgated under the Exchange Act ("Rule 16b-3"), the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

          4.1.4 Other Administration. The Board may delegate to the Executive Committee of the Board (the "Executive Committee"), if any, the power to approve Awards to Participants who are not (a) subject to Section 16 of the Exchange Act or (b) at the time of such approval, "covered employees" under Section 162(m) of the Code.

          4.1.5 Delegation of Authority for the Day-to-Day Administration of the Plan. Except to the extent prohibited by applicable law or applicable rules of a stock exchange, the Board or any of its committees as shall be administering the Plan may delegate to one or more individuals the day-to-day administration of the Plan and any of the functions assigned to it in this Plan. The delegation may be revoked at any time.

     4.2 Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

          4.2.1 to select the Participants to whom Awards may be granted hereunder;

          4.2.2 to determine the number of shares of Common Stock to be covered by each Award granted hereunder;

          4.2.3   to approve forms of agreement for use under the Plan;

          4.2.4 to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when an Award may be exercised (which may or may not be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

          4.2.5 to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;

          4.2.6 to adopt rules and procedures relating to the operation and administration of the Plan to accommodate the specific requirements of local laws and procedures. Without limiting the generality of the foregoing, the Administrator is specifically authorized (A) to adopt the rules and procedures regarding the conversion of local currency, withholding procedures and handling of stock certificates which vary with local requirements, (B) to adopt sub-plans and Plan addenda as the Administrator deems desirable, to accommodate foreign tax laws, regulations and practice;

          4.2.7 to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans and Plan addenda;

          4.2.8 to modify or amend each Award, including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan, provided, however, that any such amendment is subject to
                  Section 15.3 of the Plan and may not impair any outstanding Award unless agreed to in writing by the Awardee;

          4.2.9 to allow Awardees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Award that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by an Awardee to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

          4.2.10 to authorize conversion or substitution under the Plan of any or all outstanding stock options or outstanding stock appreciation rights held by service providers of an entity acquired by the Company (the "Conversion Options"). Any conversion or substitution shall be effective as of the close of the merger or acquisition. The Conversion Options may be Nonstatutory Stock Options or Incentive Stock Options, as determined by the Administrator; provided, however, that with respect to the conversion of stock appreciation rights in the acquired entity, the Conversion Options shall be Nonstatutory Stock Options. Unless otherwise determined by the Administrator at the time of conversion or substitution, all Conversion Options shall have the same terms and conditions as Options generally granted by the Company under the Plan;

          4.2.11 to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator; and

          4.2.12 to make all other determinations deemed necessary or advisable for administering the Plan and any Award granted hereunder.

     4.3 Effect of Administrator's Decision. The Administrator's decisions, determinations and interpretations shall be final and binding on all Awardees.

5.   ELIGIBILITY.

     Awards may be granted to Participants; provided, however, that Incentive Stock Options may be granted only to Employees of the Company or any Subsidiary.

6.   LIMITATIONS.

     6.1 Each Option shall be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Awardee during any calendar year (under all plans of the Company and any Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 6.1, Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

     6.2 For purposes of Incentive Stock Options, no leave of absence may exceed 90 days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 91st day of such leave an Awardee's employment with the Company shall be deemed terminated for Incentive Stock Option purposes and any Incentive Stock Option held by the Awardee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option commencing on such 91st day.

     6.3 No Participant shall have any claim or right to be granted an Award and the grant of any Award shall not be construed as giving a Participant the right to continue in the employ of the Company, its Subsidiaries or Affiliates. Further, the Company, its Subsidiaries and Affiliates expressly reserve the right, at any time, to dismiss a Participant at any time without liability or any claim under the Plan, except as provided herein or in any Award Agreement entered into hereunder.

     6.4  The following limitations shall apply to grants of Awards:

          6.4.1 No Participant shall be granted, in any fiscal year of the Company, Options to purchase more than 4,000,000 Shares.

          6.4.2 In connection with his or her initial service, a Participant may be granted Options to purchase up to an additional 2,000,000 Shares which shall not count against the limit set forth in Section 6.4.1.

          6.4.3 If an Option is cancelled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 14), the cancelled Option will be counted against the limits set forth in Sections 6.4.1 and 6.4.2.

          6.4.4 The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization as described in Section 14.

7.   TERM OF PLAN.

     Subject to Section 20 of the Plan, the Plan shall become effective upon its adoption by the Board. It shall continue in effect for a term of ten (10) years from the later of the date the Plan or any amendment to add shares to the Plan is adopted by the Board unless terminated earlier under Section 15 of the Plan.

8.   TERM OF AWARD.

     The term of each Award shall be determined by the Administrator and stated in the Award Agreement. In the case of an Option, the term shall be ten (10) years from the Grant Date or such shorter term as may be provided in the Award Agreement; provided that the term of an Incentive Stock Option granted to a Ten Percent Stockholder shall be no more than five (5) years from the Grant Date.

9.   OPTION EXERCISE PRICE AND CONSIDERATION.

     9.1 Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

          9.1.1 In the case of an Incentive Stock Option the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the Grant Date, except that the exercise price of an Incentive Stock Option granted to a Ten Percent Stockholder shall be no less than 110% of the Fair Market Value per Share on the Grant Date.

          9.1.2 In the case of a Nonstatutory Stock Option intended to qualify as "performance-based compensation" within the meaning of
                  Section 162(m) of the Code, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the Grant Date.

     9.2 Vesting Period and Exercise Dates. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions that must be satisfied before the Option may be exercised.

     9.3 Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the Grant Date. Acceptable forms of consideration may include:

          9.3.1   cash;

          9.3.2   check or wire transfer (denominated in U.S. Dollars);

          9.3.3 other Shares which (a) in the case of Shares acquired upon exercise of an Option, have been owned by the Awardee for more than six months on the date of surrender, and (b) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

          9.3.4 consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;

          9.3.5   any combination of the foregoing methods of payment; or

          9.3.6 such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

10.  EXERCISE OF OPTION.

     10.1 Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the respective Award Agreement. No Option may be exercised during any leave of absence other than an approved personal or medical leave with an employment guarantee upon return. An Option shall continue to vest during any authorized leave of absence and such Option may be exercised to the extent vested upon the Awardee's return to active employment status. An Option may not be exercised for a fraction of a Share.

          An Option shall be deemed exercised when the Company receives (a) written or electronic notice of exercise (in accordance with the Award Agreement) from the person entitled to exercise the Option; (b) full payment for the Shares with respect to which the related Option is exercised; and (c) with respect to Nonstatutory Stock Options, payment of all applicable withholding taxes due upon such exercise.

          Shares issued upon exercise of an Option shall be issued in the name of the Awardee. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares subject to an Option, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 14 of the Plan.

          Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

     10.2 Termination of Employment or Consultancy. Unless otherwise provided for by the Administrator in the Award Agreement, if an Awardee ceases to be an Employee, Consultant or Director other than as a result of circumstances described in Sections 10.3, 10.4, 10.5 and 10.6, the Awardee's Option, whether vested or unvested, shall terminate immediately upon the Awardee's termination. On the date of the Awardee's termination of employment or consulting relationship, the Shares covered by the unvested portion of his or her Option shall revert to the Plan. If, prior to termination of employment or consultancy, the Awardee does not exercise his or her vested Option, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

     10.3 Disability or Retirement of Awardee. Unless otherwise provided for by the Administrator in the Award Agreement, if an Awardee ceases to be an Employee, Consultant or Director as a result of the Awardee's total and permanent disability or retirement due to age, in accordance with the Company's or its Subsidiaries' retirement policy, all unvested Options shall immediately vest and the Awardee may exercise his or her Option within one (1) year of the date of such disability or retirement for a Nonstatutory Stock Option; within three (3) months of the date of such disability or retirement for an Incentive Stock Option; or if earlier, the expiration of the term of such Option. If the Awardee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

     10.4 Death of Awardee. Unless otherwise provided for by the Administrator in the Award Agreement, if an Awardee dies while an Employee, Consultant or Director, all unvested Options shall immediately vest and all Options may be exercised for one (1) year following the Awardee's death. The Option may be exercised by the beneficiary designated by the Awardee (as provided in Section 16), the executor or administrator of the Awardee's estate or, if none, by the person(s) entitled to exercise the Option under the Awardee's will or the laws of descent or distribution. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

     10.5 Termination with Consent. If an Awardee ceases to be an Employee, Consultant or Director with the written approval of the Board or Administrator, any outstanding Options which are otherwise exercisable may be exercised for three (3) months following the Awardee's termination (or such other period of time as provided for by the Administrator) or, if earlier, the expiration of the term of such Option. If, after termination, of Awardee's employment or consultancy the Awardee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

     10.6 Divestiture. If an Employee ceases to be a Participant because of a divestiture of the Company, the Administrator may, in its sole discretion, make such Employee's outstanding Options fully vested and exercisable and provide that such Options remain exercisable for a period of time to be determined by the Administrator. The determination of whether a divestiture will occur shall be made by the Administrator in its sole discretion. If, after the close of the divestiture, the Awardee does not exercise his or her Option within the time specified therein, the Option shall terminate and the shares covered by such Option shall revert to the Plan.

     10.7 Buyout Provisions. At any time, the Administrator may, but shall not be required to, authorize the Company to offer to buy out for a payment in cash or Shares an Award previously granted based on such terms and conditions as the Administrator shall establish and communicate to the Awardee in connection with such offer.

11.  STOCK AWARDS.

     11.1 General. Stock Awards may be issued either alone, in addition to, or in tandem with other Awards granted under the Plan. After the Administrator determines that it will offer a Stock Award under the Plan, it shall advise the Awardee in writing or electronically, by means of an Award Agreement, of the terms, conditions and restrictions related to the offer, including the number of Shares that the Awardee shall be entitled to receive or purchase, the price to be paid, if any, and, if applicable, the time within which the Awardee must accept such offer. The offer shall be accepted by execution of an Award Agreement in the form determined by the Administrator. The Administrator will require that all shares subject to a right of repurchase or forfeiture be held in escrow until such repurchase right or risk of forfeiture lapses.

     11.2 Forfeiture. Unless the Administrator determines otherwise, the Award Agreement shall provide for the forfeiture of the unvested Restricted Stock upon the Awardee ceasing to be an Employee, Consultant or Director except as provided below in Sections 11.3, 11.4 and 11.5. To the extent that the Awardee purchased the Restricted Stock, the Company shall have a right to repurchase the unvested Restricted Stock at the original price paid by the Awardee upon Awardee ceasing to be a Participant for any reason, except as provided below in Sections 11.3,
          11.4 and 11.5.

     11.3 Disability or Retirement of Awardee. Unless otherwise provided for by the Administrator in the Award Agreement, if an Awardee ceases to be an Employee, Consultant or Director as a result of the Awardee's total and permanent disability or retirement due to age, in accordance with the Company's or its Subsidiaries' retirement policy, the Award shall continue to vest; provided the following conditions are met:

          11.3.1 The Awardee shall not render services for any organization or engage directly or indirectly in any business which, in the opinion of the Administrator, competes with, or is in conflict with the interest of, the Company. The Awardee shall be free, however, to purchase as an investment or otherwise stock or other securities of such organizations as long as they are listed upon a recognized securities exchange or traded over-the-counter, or as long as such investment does not represent a substantial investment to the Awardee or a significant (greater than 10%) interest in the particular organization. For the purposes of this subsection, a company (other than a Subsidiary) which is engaged in the business of producing, leasing or selling products or providing services of the type now or at any time hereafter made or provided by the Company shall be deemed to compete with the Company;

          11.3.2 The Awardee shall not, without prior written authorization from the Company, use in other than the Company's business, any confidential information or material relating to the business of the Company, either during or after employment with the Company;

          11.3.3 The Awardee shall disclose promptly and assign to the Company all right, title and interest in any invention or idea, patentable or not, made or conceived by the Awardee during employment by the Company, relating in any manner to the actual or anticipated business, research or development work of the Company and shall do anything reasonably necessary to enable the Company to secure a patent where appropriate in the United States and in foreign countries; and

          11.3.4 An Awardee retiring due to age shall render, as a Consultant and not as an Employee, such advisory or consultative services to the Company as shall be reasonably requested by the Board or the Executive Committee in writing from time to time, consistent with the state of the retired Awardee's health and any employment or other activities in which such Awardee may be engaged. For purposes of this Plan, the Awardee shall not be required to devote a major portion of time to such services and shall be entitled to reimbursement for any reasonable out-of-pocket expenses incurred in connection with the performance of such services.

     11.4 Death of Awardee. Unless otherwise provided for by the Administrator in the Award Agreement, if an Awardee dies while an Employee, the Stock Award shall immediately vest and all forfeiture provisions and repurchase rights shall lapse as to a prorated number of shares determined by dividing the number of whole months since the Grant Date by the number of whole months between the Grant Date and the date that the Stock Award would have fully vested (as provided for in the Award Agreement). The vested portion of the Stock Award shall be delivered to the beneficiary designated by the Awardee (as provided in Section

          16), the executor or administrator of the Awardee's estate or, if none, by the person(s) entitled to receive the vested Stock Award under the Awardee's will or the laws of descent or distribution.

     11.5 Termination with Consent. If an Awardee ceases to be an Employee, Consultant or Director with the written approval of the Board or Administrator, the Stock Award shall immediately vest and all forfeiture provisions and repurchase rights shall lapse as to a prorated number of shares determined by dividing the number of whole years since the Grant Date by the number of whole years between the Grant Date and the date that the Stock Award would have fully vested (as provided for in the Award Agreement).

     11.6 Rights as a Stockholder. Unless otherwise provided for by the Administrator, once the Stock Award is accepted, the Awardee shall have the rights equivalent to those of a stockholder, and shall be a stockholder when his or her acceptance of the Stock Award is entered upon the records of the duly authorized transfer agent of the Company.

12.  CASH AWARDS.

     Cash Awards may be granted either alone, in addition to, or in tandem with other Awards granted under the Plan. After the Administrator determines that it will offer a Cash Award, it shall advise the Awardee in writing or electronically, by means of an Award Agreement, of the terms, conditions and restrictions related to the Cash Award.

13.  NON-TRANSFERABILITY OF AWARDS.

     Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by beneficiary designation, will or by the laws of descent or distribution and may be exercised, during the lifetime of the Awardee, only by the Awardee. If the Administrator makes an Award transferable, such Award shall contain such additional terms and conditions as the Administrator deems appropriate.

14.  ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, DISSOLUTION, MERGER OR
     ASSET SALE.

     14.1 Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number and kind of shares of Common Stock covered by each outstanding Award, and the number and kind of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Award, as well as the price per share of Common Stock covered by each such outstanding Award, shall be proportionately adjusted for any increase or decrease in the number or kind of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Award.

     14.2 Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Awardee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Option to be fully vested and exercisable until ten (10) days prior to such transaction. In addition, the Administrator may provide that any restrictions on any Award shall lapse prior to the transaction; provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed transaction.

     14.3 Merger or Asset Sale. In the event there is a change of control of the Company, as determined by the Board in the exercise of its discretion, the Board may, in its discretion, (A) provide for the assumption or substitution of, or adjustment to, each outstanding Award; (B) accelerate the vesting of Options and terminate any restrictions on Cash Awards or Stock Awards; and (C) provide for the cancellation of Awards, with or without a cash payment to the Awardee.

15.  AMENDMENT AND TERMINATION OF THE PLAN.

     15.1 Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

     15.2 Stockholder Approval. The Company shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

     15.3 Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Award, unless mutually agreed otherwise between the Awardee and the Administrator, which agreement must be in writing and signed by the Awardee and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

     15.4 Certain Changes. With the consent of the optionee or holder of Restricted Stock affected, the Board may amend outstanding option or Restricted Stock agreements in a manner not inconsistent with the Plan. The Board shall have the right to amend or modify (i) the terms and provisions of the Plan and of any outstanding Incentive Stock Options granted under the Plan to the extent necessary to qualify any or all such options for such favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under Section 422 of the Code and (ii) the term and provisions of the Plan and of any outstanding option or grant of Restricted Stock to the extent necessary to ensure the qualification of the Plan under Rule 16b-3.

16.  DESIGNATION OF BENEFICIARY.

     16.1 An Awardee may file a written designation of a beneficiary who is to receive the Awardee's rights pursuant to Awardee's Award or the Awardee may include his or her Awards in an omnibus beneficiary designation for all benefits under the Plan. To the extent that Awardee has completed a designation of beneficiary while employed with Cirmaker Technology Corporation, such beneficiary designation shall remain in effect with respect to any Award hereunder until changed by the Awardee.

     16.2 Such designation of beneficiary may be changed by the Awardee at any time by written notice. In the event of the death of an Awardee and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Awardee's death, the Company shall allow the executor or administrator of the estate of the Awardee to exercise the Award, or if no such executor or administrator has been appointed

          (to the knowledge of the Company), the Company, in its discretion, may allow the spouse or one or more dependents or relatives of the Awardee to exercise the Award.

17.  LEGAL COMPLIANCE.

     Shares shall not be issued pursuant to the exercise of an Option or Stock Award unless the exercise of such Option or Stock Award and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

18.  INABILITY TO OBTAIN AUTHORITY.

     To the extent the Company is unable to or the Administrator deems it infeasible to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, the Company shall be relieved of any liability with respect to the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

19.  FOREIGN EMPLOYEES AND FOREIGN LAW CONSIDERATIONS.

     The Administrator may grant Awards to Participants who are foreign nationals, who are located outside the United States or who are not compensated from a payroll maintained in the United States, or who are otherwise subject to (or could cause the Company to be subject to) legal or regulatory provisions of countries or jurisdictions outside the United States, on such terms and conditions different from those specified in the Plan as may, in the judgment of the Administrator, be necessary or desirable to foster and promote achievement of the purposes of the Plan, and, in furtherance of such purposes, the Administrator may make such modifications, amendments, procedures, or sub-plans as may be necessary or advisable to comply with such legal or regulatory provisions.

20.  WITHHOLDING.

     20.1 The Company may deduct from payments of any kind otherwise due to a Participant any federal, state, local or foreign taxes of any kind required by law to be withheld with respect to any Awards upon exercise of options or lapse of restrictions on Restricted Stock under the Plan. Subject to the prior approval of the Company, which may be withheld by the Company in its sole discretion, the optionee or holder of Restricted Stock may elect to satisfy such obligations, in whole or in part, (a) by causing the Company to withhold shares of Common Stock otherwise issuable pursuant to the exercise of an option or lapse of restrictions on Restricted Stock or (ii) by delivering to the Company shares of Common Stock already owned by the optionee or holder of Restricted Stock. The shares so delivered or withheld shall have a Fair Market Value equal to such withholding obligation as of the date that the amount of tax to be withheld is to be determined. An optionee who has made an election pursuant to this Section 20.1 may satisfy his or her withholding obligation only with shares of Common Stock which are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

     20.2 The acceptance of shares of Common Stock upon exercise of an Incentive Stock Option shall constitute an agreement by the optionee (a) to notify the Company if any or all of such shares are disposed of by the optionee within two years from the date the option was granted or within one year from the date the shares were transferred to the optionee pursuant to the exercise of the option, and (b) if required by law, to remit to the Company at the time of and in the case of any such disposition, an amount sufficient to satisfy the Company's federal, state, local and foreign withholding tax obligations with respect to such disposition, whether or not, as to both (a) and (b), the optionee is in the employ of the Company at the time of such disposition.

     20.3 Notwithstanding the foregoing, in the case of a Participant whose options have been granted in accordance with the provisions of Section
          4.1.3 herein, no election to use shares for the payment of withholding taxes shall be effective unless made in compliance with any applicable requirements of Rule 16b-3.

21.  RESERVATION OF SHARES.

     The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

22.  STOCKHOLDER APPROVAL.

     The Plan shall be subject to approval by the stockholders of the Company within twelve (12) months of the date the Plan is adopted by the Board. Such stockholder approval shall be obtained in the manner and to the degree required under Applicable Laws.

23.  NOTICE.

     Any written notice to the Company required by any provisions of this Plan shall be addressed to the Secretary of the Company and shall be effective when received.

24.  GOVERNING LAW.

     This Plan and all determinations made and actions taken pursuant hereto shall be governed by the substantive laws, but not the choice of law rules, of the state of Nevada.

25.  UNFUNDED PLAN.

     Insofar as it provides for Awards, the Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Participants who are granted Awards of Shares under this Plan, any such accounts will be used merely as a bookkeeping convenience. Except for the holding of Restricted Stock in escrow pursuant to Section 11, the Company shall not be required to segregate any assets which may at any time be represented by Awards, nor shall this Plan be construed as providing for such segregation, nor shall the Company nor the Administrator be deemed to be a trustee of stock or cash to be awarded under the Plan. Any liability of the Company to any Awardee with respect to an Award shall be based solely upon any contractual obligations which may be created by the Plan; no such obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company. Neither the Company nor the Administrator shall be required to give any security or bond for the performance of any obligation which may be created by this Plan.

                         VOTE BY TELEPHONE OR INTERNET
                           QUICK ***EASY***IMMEDIATE

                         CIRMAKER TECHNOLOGY CORPORATION

VOTING BY TELEPHONE OR INTERNET IS QUICK, EASY AND IMMEDIATE. As a Cirmaker Technology Corporation stockholder, you have the option of voting your shares electronically through the Internet or on the telephone, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 8:00 p.m. E.S.T., August __, 2005 (8:00 a.m. Taiwan time, August __, 2005).

TO VOTE YOUR PROXY BY INTERNET
------------------------------
WWW.CONTINENTALSTOCK.COM
Have your proxy card available when you access the above website. Follow the prompts to vote your shares. THIS OPTION IS RECOMMENDED FOR ALL SHAREHOLDERS, ESPECIALLY THOSE THAT DO NOT RESIDE WITHIN THE U.S.!

TO VOTE YOUR PROXY BY PHONE
---------------------------
1 (800) 293-8533
Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares. THIS OPTION IS ONLY AVAILABLE TO SHAREHOLDERS THAT RESIDE IN THE U.S.!

PLEASE DO NOT RETURN THE PROXY CARD BELOW IF YOU ARE VOTING ELECTRONICALLY OR BY PHONE.

TO VOTE YOUR PROXY BY MAIL
--------------------------
Mark, sign and date your proxy card above, detach it and return it in the postage-paid envelope provided.


                                       FOLD AND DETACH HERE AND READ THE REVERSE SIDE
---------------------------------------------------------------------------------------------------------------------------------
PROXY       THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR"      Please mark your ---
            THE PROPOSALS. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.                     votes like this   X
                                                                                                                             ---
                               FOR       WITHHOLD AUTHORITY                                                FOR  AGAINST  ABSTAIN
1. Election of Directors:      |_|              |_|           3. Proposal to amend the articles of         |_|    |_|      |_|
(To withhold authority to vote for any individual nominee,       incorporation to limit the liability of
strike a line through that nominee's name in the list below)     and and indemnify the Company's directors
   Bill Liao; Hong Juin (Grace) Chang; Shiu-Li (Lilly) Ku        and officers.

                                       FOR  AGAINST  ABSTAIN                                               FOR  AGAINST  ABSTAIN
2. Proposal to approve reverse stock   |_|    |_|      |_|    4. Proposal to amend the Company's articles  |_|    |_|      |_|
   split of the Company's common stock.                          of incorporation to increase the number
                                                                 of authorized shares of common stock.

                                                                                                           FOR  AGAINST  ABSTAIN
 -----------------------------------------------------------  5. Proposal to ratify an amendment to the    |_|    |_|      |_|
|                                                           |    Company's articles of incorporation to
|                                                           |    change the Company's name.
|                                                           |
|                                                           |                                              FOR  AGAINST  ABSTAIN
|                                                           | 6. Proposal to ratify the sale of wrestling  |_|    |_|      |_|
|                                                           |    ring and related assets.
|                                                           |
|                                                           |                                              FOR  AGAINST  ABSTAIN
|                                                           | 7. Proposal to approve the 2005 Stock        |_|    |_|      |_|
|                                                           |    Plan.
|                                                           |
|                                                           |                                              FOR  AGAINST  ABSTAIN
|                                                           | 8. Proposal to ratify appointment of         |_|    |_|      |_|
|                                                           |    accountants.
|                                                           |
|                                                           | 9. In the discretion of the Company's board of directors, such other
|                                                           |    business as may properly come before the meeting or any
|                                                           |    adjournments thereof.
|                                                           |
|                                                           |
|                                                           |
|                                                           |                                 COMPANY ID:
|                                                           |
 -----------------------------------------------------------                                 PROXY NUMBER:

                                                                                            ACCOUNT NUMBER:




SIGNATURE ___________________________________________ SIGNATURE __________________________________________ DATE ________________

NOTE: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                 INTERNET VOTING

     We urge you to vote by Internet by following the instructions on the opposite side of this Proxy Card. If you do not have Internet access or require assistance to vote by Internet, please contact Ms. Grace Chang at the Company at telephone number 886-3282-1006 for assistance.



          AN ELECTRONIC SOLUTION FOR REDUCING PAPER FLOW TO YOUR HOME.


          We need your consent to begin the electronic process and help the environment too!


            You can enjoy the convenience of viewing annual reports,
              proxy statements and other stockholder communications
                  on-line. With your consent, we can begin the
                              notification process.


      The first step to this easy process is to provide us with your e-mail address after voting at www.continentalstock.com. You will be notified by
           e-mail when these materials are available on the Internet.


                 FOLD AND DETACH HERE AND READ THE REVERSE SIDE
--------------------------------------------------------------------------------


PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                         CIRMAKER TECHNOLOGY CORPORATION

     The undersigned appoints Bill Liao and Hong Juin (Grace) Chang, and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Cirmaker Technology Corporation held of record by the undersigned at the close of business on July __, 2005 at the 2005 Annual Meeting of Stockholders of Cirmaker Technology Corporation to be held on August __, 2005 or at any adjournment thereof.


       (CONTINUED, AND TO BE MARKED, DATED AND SIGNED, ON THE OTHER SIDE)